                                                                   EXHIBIT 99.1

[YELLOW]
                       LETTER OF TRANSMITTAL AND CONSENT
                         To Tender and to Give Consent
                                 in Respect of
               9 3/8% Senior Discount Notes due January 15, 2004
                             CUSIP No. 55272T-AA-9
                                       of
                        MFS COMMUNICATIONS COMPANY, INC.
            In Exchange for 9 3/8% Senior Notes due January 15, 2004
                                       of
                                 WORLDCOM, INC.
              Pursuant to the Prospectus and Consent Solicitation
                              dated ________, 1997

THE EXCHANGE OFFER (AS DEFINED BELOW) WILL EXPIRE AT 11:59 P.M., NEW YORK CITY
TIME, ON          , 1997, UNLESS EXTENDED (SUCH TIME AND DATE, AS EXTENDED, THE
"EXPIRATION DATE" WITH RESPECT TO SUCH EXCHANGE OFFER). TENDERS OF MFS 2004 NOTES MAY NOT BE WITHDRAWN (AND THE RELATED CONSENTS THEREBY REVOKED) AT ANY
TIME AFTER 11:59 P.M., NEW YORK CITY TIME, ON          , 1997, UNLESS THE
APPLICABLE EXCHANGE OFFER IS EXTENDED AND CONTAINS NEW TERMS MATERIALLY ADVERSE TO THE TENDERING HOLDERS THEREOF.

          Delivery To:  Harris Trust and Savings Bank,  Exchange Agent


 By Registered or Certified Mail:           Overnight or Hand Delivery:          Facsimile Transmission:
   Harris Trust and Savings Bank            Harris Trust and Savings Bank             (212) 701-7636
c/o Harris Trust Company of New York      c/o Harris Trust Company of New York
   P.O. Box 1010                                    77 Water Street
 Wall Street Station                                   4th Floor                  Confirm by Telephone:
 New York, NY  10268                              New York, NY  10004                 (212) 701-7624

Questions regarding the Exchange Offer or completion of this Letter of Transmittal may be directed to MacKenzie Partners, Inc., the Information Agent for the Exchange Offer, at (800) 322-2885 (toll free).

Delivery of this Letter of Transmittal and Consent (this "Letter of Transmittal") to an address, or transmission of instructions via a facsimile number, other than as set forth above or other than in accordance with the instructions herein, will not constitute valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

This Letter of Transmittal is to be used in connection with (i) the physical delivery of MFS 2004 Notes (as defined herein) to Harris Trust and Savings Bank, as exchange agent (the "Exchange Agent"), or (ii) the delivery of MFS 2004 Notes by book-entry transfer to the account of the Exchange Agent at The Depository Trust Company ("DTC"), in accordance with the procedures described in the Prospectus and Consent Solicitation dated __________, 1997 (together, the "Prospectus") under the heading "The Exchange Offers--Procedures for Tendering."

All capitalized terms used and not defined herein have the meanings ascribed to them in the Prospectus.

Pursuant to the Prospectus, receipt of which is hereby acknowledged, WorldCom, Inc. (the "Company") is offering to exchange $871.597 principal amount of WorldCom 2004 Notes for each $1,000 principal amount at stated maturity of outstanding MFS 2004 Notes properly tendered for exchange and accepted. If the aggregate principal amount of WorldCom 2004 Notes that otherwise would be issued in exchange for the MFS 2004 Notes tendered by a Holder and accepted by the Company pursuant to the Exchange Offer is not an integral multiple of $1,000, such principal amount will be reduced to the nearest such multiple and the Company will pay to such Holder an amount in cash equal to the reduction of such principal amount.

The Company is also offering, pursuant to the Prospectus, to pay each Holder who gives a valid Consent (as defined herein) to the Proposed Amendments (as defined herein) on or prior to the Expiration Date a cash fee in an amount equal to 0.__% of the Accreted Value, as of July 15, 1997 (the "Interest Accrual Date"), of such Holder's MFS 2004 Notes with respect to which Consent has been given.

Holders may give their Consent to the Proposed Amendments only by tendering MFS 2004 Notes in the Exchange Offer, will be required to consent as a condition to a valid tender and will be deemed to have given such Consent by so tendering. The proper completion, execution and delivery of this Letter of Transmittal will constitute a Consent to the Proposed Amendments with respect to the MFS 2004 Notes.

Upon the terms and subject to the conditions of the Exchange Offer, the Company will accept for exchange all MFS 2004 Notes that are properly tendered (and not withdrawn) on or prior to 11:59 p.m., New York City time, on the Expiration Date.

Holders who are unable to properly tender their MFS 2004 Notes (including delivery of this Letter of Transmittal and all other documents required hereby) on or prior to the Expiration Date, may nevertheless tender their MFS 2004 Notes (and thereby consent to the Proposed Amendments) according to the guaranteed delivery procedures set forth in the Prospectus under the heading "The Exchange Offers--Procedures for Tendering--Guaranteed Delivery Procedures." See Instruction 2.

Holders who wish to tender their MFS 2004 Notes (and thereby consent to the Proposed Amendments) pursuant to this Letter of Transmittal must, at a minimum, fill in the necessary account information in the table below entitled "Account Information" (the "Account Information Table"), complete columns (1) through (3) in the table below entitled "Description of MFS 2004 Notes Tendered and In Respect of Which Consent Is Given" (the "Description Table") and complete and
sign in the box below entitled "SIGN HERE."   If only columns (1) through (3)
are completed in the Description Table, the Holder will be deemed to have consented to the Proposed Amendments in respect of, and to have tendered, all MFS 2004 Notes listed in the Description Table. If a Holder wishes to tender less than all of such MFS 2004 Notes delivered to the Exchange Agent, column (4) of the Description Table must be completed in full. See Instruction 4.

In order to effect a valid tender of MFS 2004 Notes the undersigned must complete the Account Information Table below. WorldCom 2004 Notes will be delivered only in book-entry form through DTC and only to the DTC account of the undersigned or the undersigned's custodian. Accordingly, if the undersigned tenders (i) by book-entry transfer to the Exchange Agent's account at DTC, the first box in the account information table must be checked and any WorldCom 2004 Notes will be delivered to the DTC participant from which tender was effected, or (ii) by physical delivery of certificates to the Exchange Agent, the second box in the account information table must be checked and any WorldCom 2004 Notes will be delivered to the DTC participant indicated by the Holder in such table. Failure to provide the information necessary to effect delivery of WorldCom 2004 Notes will render such Holder's tender defective and the Company will have the right, which it may waive, to reject such tender.

ATTENTION ANY TENDERING HOLDER WHOSE MFS 2004 NOTES WILL NOT BE DELIVERED TO THE EXCHANGE AGENT THROUGH DTC: Because WorldCom 2004 Notes will be delivered only in book-entry form through DTC, you are urged to contact promptly a bank, broker or other intermediary (that has the facility to hold securities custodially through DTC) to arrange for receipt of any WorldCom 2004 Notes delivered pursuant to the Exchange Offer and to obtain the information necessary to complete the Account Information Table.

TO VALIDLY COMPLETE THE LETTER OF TRANSMITTAL (AND THEREBY CONSENT TO THE PROPOSED AMENDMENTS), COMPLETE PAGES ____ AND ____, COMPLETE AND SIGN PAGE ____, AND (IF NECESSARY) COMPLETE AND SIGN PAGES ____, ____ AND ____.

THE INSTRUCTIONS STARTING ON PAGE ____ FORM A PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER AND RELATED CONSENT SOLICITATION AND SHOULD BE READ CAREFULLY.



                              ACCOUNT INFORMATION
                     (Complete One Method of Tender Only*)

VIA DTC

[_]    Check here if tendered MFS 2004 Notes are being delivered by book-entry transfer to the Exchange Agent's account at DTC and complete the following:

Name of DTC Participant
                       ---------------------------------------------------------
DTC Participant Number
                       ---------------------------------------------------------

VIA PHYSICAL DELIVERY

[_]    Check here if tendered MFS 2004 Notes are being delivered in physical form and complete the following:

Name of Registered Holder(s)
                             ---------------------------------------------------

DTC Participant Receiving WorldCom 2004 Notes**:

       Name of DTC Participant
                               ------------------------------------------------

       DTC Participant Number
                               ------------------------------------------------

       Customer Account Number
                               ------------------------------------------------

       DTC Participant Contact Name/Phone Number
                                                -------------------------------


-------------------------------------------------------------------------------

* Failure to complete one, and only one, method of tender will render the undersigned's tender defective.
** Failure to provide the information necessary to effect delivery of WorldCom 2004 Notes will render the undersigned's tender defective.


[_]    Check here if this Letter of Transmittal and the MFS 2004 Notes tendered hereby are being delivered pursuant to a Notice of Guaranteed Delivery previously delivered in accordance with the Guaranteed Delivery Procedures described in Instruction 2 hereof.

       List below the MFS 2004 Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of MFS 2004 Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF MFS 2004 NOTES TENDERED AND IN RESPECT OF WHICH CONSENT IS GIVEN
                          (SEE INSTRUCTIONS 3 AND 4)


  Name(s) and Address(es) of Holder(s)
(please fill in exactly as  name appears                  MFS Notes Tendered and In Respect
  on the face of the MFS 2004 Notes                            of Which Consent is Given
 tendered or on a security  position                 (attach additional signed schedule if necessary)
    listing with respect thereto)

                                                                       Aggregate          Principal
                                                     Certificate       Principal            Amount
                                                      Number(s)*    Amount at Stated       at Stated
                                                                      Maturity of          Maturity
                                                                    MFS 2004 Note(s)     Tendered and
                                                                                         in Respect of
                                                                                         Which Consent
                                                                                        is Given (if less
                                                                                           than all)**
(1)                                                      (2)               (3)                (4)






                                                        Total

* Need not be completed if MFS 2004 Notes are being tendered by book-entry transfer.
**  You must consent to the Proposed Amendments in respect of all MFS
    2004 Notes tendered by you; completion of column (3) will constitute a Consent to the Proposed Amendments in respect of such MFS 2004 Notes, unless less than all MFS 2004 Notes are to be tendered as specified in column (4), in which case Consents only with respect to such lesser amount of MFS 2004 Notes shall be given. See Instruction 4. The principal amount at stated maturity of MFS 2004 Notes tendered hereby must be in denominations of $1,000 and any integral multiple thereof.
    See Instruction 4.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby (i) consents (the "Consent") to the proposed amendments described in the Prospectus (the "Proposed Amendments"), to the Indenture, dated as of January 15, 1994 (as supplemented by First Supplemental Indenture dated as of March 31, 1995, the "1994 Indenture"), between MFS Communications Company, Inc. ("MFS") and IBJ Schroder Bank & Trust Company, as Trustee (the "MFS Trustee"), pursuant to which the 9 3/8% Senior Discount Notes due January 15, 2004 of MFS (the "MFS 2004 Notes") indicated above were issued, and (ii) tenders to the Company the MFS 2004 Notes indicated above in exchange for 9 3/8% Senior Notes due January 15, 2004 of the Company (the "WorldCom 2004 Notes") in a ratio equal to $871.597 principal amount of WorldCom 2004 Notes per $1,000 principal amount at stated maturity of the MFS 2004 Notes, upon the terms and subject to the conditions set forth in the Prospectus (receipt of which is hereby acknowledged) and in this Letter of Transmittal, both of which together constitute the Company's offer (the "Exchange Offer") to exchange WorldCom 2004 Notes for MFS 2004 Notes properly tendered.

Interest on the WorldCom 2004 Notes will accrue from the Interest Accrual Date. The principal amount of WorldCom 2004 Notes being offered in exchange for the MFS 2004 Notes tendered hereby is equal to the Accreted Value (as defined in the
Prospectus) of such MFS 2004 Notes as of the Interest Accrual Date.   WorldCom
2004 Notes will be issued only in denominations of $1,000 and integral multiples thereof. If the aggregate principal amount of WorldCom 2004 Notes that otherwise would be issued in exchange for the MFS 2004 Notes tendered by a Holder and accepted by the Company pursuant to the Exchange Offer is not an integral multiple of $1,000, such principal amount will be reduced to the nearest such multiple and the Company will pay to such Holder an amount in cash equal to the reduction of such principal amount.

In connection with the undersigned's Consent, the undersigned shall receive a cash fee in an amount equal to 0.___% of the Accreted Value, as of the Interest Accrual Date, of the undersigned's MFS 2004 Notes with respect to which Consent has been given (a "Consent Payment").

The undersigned understands that (i) the Proposed Amendments will be adopted with respect to the MFS 2004 Notes tendered herewith and (ii) the applicable Consent Payment will be paid to such Holder, in both cases, only upon consummation of the Exchange Offer with respect to such MFS 2004 Notes.

The WorldCom 2004 Notes will be delivered by book-entry transfer to the DTC account of the undersigned or the undersigned's custodian as specified in the Account Information Table above, and the appropriate Consent Payment, and other cash payment, if any, will be made by check to the undersigned (unless specified otherwise "Special Delivery Instructions" or "Special Issuance and Payment Instructions" below) in New York (Clearing House) funds, on the third business day following the Expiration Date (the "Exchange Date"), or as soon as possible thereafter. The undersigned acknowledges that tendering MFS 2004 Notes in accordance with the Exchange Offer constitutes a Consent to the Proposed Amendments with respect to all MFS 2004 Notes so tendered.

Subject to, and effective upon, acceptance for exchange of the MFS 2004 Notes tendered hereby in accordance with the terms of the Exchange Offer, the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a Holder of, all MFS 2004 Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned [(with full knowledge that the Exchange Agent also acts as the agent of the Company)], with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such MFS 2004 Notes or transfer ownership of such MFS 2004 Notes on the account books maintained by DTC, in either such case, together with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, (b) present such MFS 2004 Notes for transfer of ownership on the books of the Company, (c) deliver the Consent contained herein to the MFS Trustee, and (d) receive all benefits and otherwise exercise all rights of beneficial ownership of such MFS 2004 Notes, all in accordance with the terms of the Exchange Offer as described in the Prospectus.

The undersigned hereby represents and warrants that: (a) the undersigned (i) has full power and authority to tender the MFS 2004 Notes tendered hereby and to sell, assign and transfer all right, title and interest in and to such MFS 2004 Notes and (ii) either has full power and authority to consent to the Proposed Amendments or is delivering a duly executed Consent (which is included in this Letter of Transmittal) from a person or entity having such power and authority; and (b) the Company will acquire good, indefeasible and unencumbered title to such MFS 2004 Notes, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations and not subject to any adverse claim or right, when the same are accepted by the Company. The undersigned, upon request, will execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer to the Company of the MFS 2004 Notes tendered hereby or to perfect the undersigned's Consent to the Proposed Amendments.

The undersigned understands that, upon the terms and subject to the conditions of the Exchange Offer, MFS 2004 Notes properly tendered and accepted and not withdrawn in accordance with the terms and conditions of the Exchange Offer will be exchanged for WorldCom 2004 Notes. The undersigned understands that, under certain circumstances, the Company may not be required to accept any of the MFS 2004 Notes tendered (including any such MFS 2004 Notes tendered after the Expiration Date). If any MFS 2004 Notes are not accepted for exchange for any reason or if MFS 2004 Notes are withdrawn or are submitted for a greater principal amount than the undersigned desires to exchange, such unexchanged, withdrawn or non-exchanged MFS 2004 Notes will be returned without expense to the undersigned (or, in the case of MFS 2004 Notes by book-entry transfer into the Exchange Agent's account at DTC pursuant to the book-entry transfer procedures described in the Prospectus) as promptly as practicable after the expiration or termination of the Exchange Offer.

The undersigned understands that tenders of MFS 2004 Notes pursuant to the procedures described in the Prospectus under the headings "The Exchange Offers-- Procedures for Tendering" and "Proper Execution and Delivery of Letters of Transmittal" and "The Consent Solicitations" and in the instructions hereto and acceptance hereof by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions described in the Prospectus.

All authority conferred or deemed to be conferred by this Letter of Transmittal shall not be affected by and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy, and personal and other legal representatives of the undersigned.

Tenders of MFS 2004 Notes may not be withdrawn (and the related Consents thereby
revoked) at any time after 11:59 p.m., New York City time, on               ,
1997, unless the Exchange Offer is extended and contains new terms materially adverse to the tendering Holders thereof. A purported notice of withdrawal will be effective only if delivered to the Exchange Agent in accordance with the specific procedures set forth in the Prospectus under the heading "The Consent Solicitations - Required Consents" and "The Exchange Offers - Withdrawal Of Tenders And Revocation Of Consents." Consents may only be revoked by withdrawal of a tender of MFS 2004 Notes.

Please credit all WorldCom 2004 Notes issued for any MFS 2004 Notes exchanged to the DTC account of the undersigned or the undersigned's custodian as specified in the Account Information Table above. Unless otherwise indicated under "Special Issuance and Payment Instructions," please issue the check for the appropriate Consent Payment and other cash payments, if any, for any MFS 2004 Notes exchanged and issue any MFS 2004 Notes not tendered or not exchanged in the name of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the appropriate Consent Payment and other cash payments, if any, for any MFS 2004 Notes exchanged and deliver any MFS 2004 Notes not tendered or not exchanged (unless tender was effected by book-entry transfer, in which case credit such MFS 2004 Notes to the DTC account from which tender was effected) to the undersigned at the address shown below the undersigned's signature.

In the event that "Special Issuance and Payment Instructions" is completed, please issue the check for the appropriate Consent Payment and other cash payments, if any, for any MFS 2004 Notes exchanged and/or issue any MFS 2004 Notes not tendered or not exchanged in the name of the person so indicated. In the event that "Special Delivery Instructions" is completed, please mail the check for the appropriate Consent Payment and other cash payments, if any, for any MFS 2004 Notes exchanged and/or deliver any certificates for MFS 2004 Notes not tendered or not exchanged (unless tender was effected by book-entry transfer, in which case credit such MFS 2004 Notes to the DTC account from which tender was effected) to the person at the address so indicated. The undersigned recognizes that the Company has no obligation under the "Special Issuance and Payment Instructions" provision or the "Special Delivery Instructions" provision of this Letter of Transmittal to effect the transfer of any MFS 2004 Notes from the name of the Holder thereof if the Company does not accept for exchange any of the principal amount of the MFS 2004 Notes tendered pursuant to this Letter of Transmittal.

                         SPECIAL DELIVERY INSTRUCTIONS
                     (See Instructions 1, 4, 5,  6 and 7)

  To be completed ONLY if MFS 2004 Notes to be issued in the principal amount of MFS 2004 Notes not tendered or not exchanged and/or the check for the appropriate Consent Payment and other cash payments, if any, for any MFS 2004 Notes exchanged, are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned's signature.

Please issue (check one or both)
[ ] check      [ ] MFS 2004 Notes not tendered or not exchanged, to:

Name(s).............................................................
                    (Please Type or Print)


 ....................................................................
                    (Please Type or Print)

Address.............................................................

 ....................................................................
                                                          (Zip Code)




                   SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS
                      (See Instructions 1, 4, 5, 6 and 7)

  To be completed ONLY if MFS 2004 Notes to be returned in the principal amount of MFS 2004 Notes not tendered and not exchanged and/or the check for the appropriate Consent Payment for any MFS 2004 Notes exchanged, and other cash payments, if any, are to be issued in the name of someone other than the undersigned.


Please issue (check one or both)
[ ] check      [ ] MFS 2004 Notes not tendered or not exchanged, to:

Name(s).............................................................
              (Please Type or Print)

 ....................................................................
              (Please Type or Print)

 Address............................................................


 ....................................................................
                                                          (Zip Code)


 ................................................................................
             (Employer Identification or Social Security Number(s)
                                   of Payee)
                      (Please also complete the enclosed
                          Substitute Form W-9 herein)


                                   SIGN HERE
                  (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                  (Complete Accompanying Substitute Form W-9)

 . . . . . . . . . . . . . . . . . .      . . . . . . . . . . . . . . . . . .

 . . . . . . . . . . . . . . . . . .      . . . . . . . . . . . . . . . . . .

 . . . . . . . . . . . . . . . . . .      . . . . . . . . . . . . . . . . . .
     Signature(s) of Owner                   Date

    Area Code and Telephone Number..........................................

    Employer Identification or Social Security Number:......................

    (Please complete Substitute Form W-9 herein.)

    If a holder is tendering any MFS 2004 Notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the MFS 2004 Notes or on a securities position listing or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please set forth at the line entitled "Capacity" full title and submit evidence satisfactory to the Exchange Agent and the Company of such person's authority to so act. See Instruction 5.


Name(s):........................................................................


 ................................................................................
                               (Please Type or Print)


Capacity (full title):..........................................................

Address:........................................................................


 ................................................................................
                             (Including Zip Code)


         SIGNATURE GUARANTEE (If required -- See Instructions 1 and 5)

Signature(s) Guaranteed by
an Eligible Institution:........................................................
                                    (Authorized Signature)

 ................................................................................
                                    (Title)

 ................................................................................
                                (Name and Firm)

 ................................................................................
                                   (Address)

Dated:...................................................................., 1997

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. SIGNATURE GUARANTEES. All signatures on this Letter of Transmittal must be guaranteed by a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings institution that is a participant in a Securities Transfer Association recognized program (each an "Eligible Institution"); however no guarantee of signature is required if the MFS 2004 Notes tendered hereby are tendered (a) by a record Holder who has not completed the box entitled "Special Issuance and Payment Instructions," or the box entitled "Special Delivery Instructions" or
(b) for the account of an Eligible Institution. If the record Holder of the MFS 2004 Notes tendered hereby is a person other than the signer of this Letter of Transmittal, see Instruction 5.

2. DELIVERY OF LETTER OF TRANSMITTAL AND MFS 2004 NOTES; GUARANTEED DELIVERY PROCEDURES; ISSUANCE OF WORLDCOM 2004 NOTES IN BOOK-ENTRY FORM. All physically tendered MFS 2004 Notes, or a confirmation of a book-entry transfer into the Exchange Agent's account at DTC of all MFS 2004 Notes delivered electronically or Notice of Guaranteed Delivery for tenders of MFS 2004 Notes, together with a properly completed and duly executed Letter of Transmittal, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Exchange Agent at its address set forth on the front page hereof and must be received by the Exchange Agent prior to 11:59 p.m., New York City time, on the Expiration Date.

Holders of MFS 2004 Notes whose certificates for MFS 2004 Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their MFS 2004 Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under the heading "The Exchange Offers--Procedures for Tendering--Guaranteed Delivery Procedures". Pursuant to such procedures, (i) such tender must be made by or through an Eligible Institution, (ii) on or prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery), substantially in the form provided by the Company, setting forth the name and address of the Holder of MFS 2004 Notes, the certificate number(s) of such MFS 2004 Notes, and the principal amount at stated maturity of MFS 2004 Notes tendered, stating that the tender is being made thereby and guaranteeing that within two New York Stock Exchange ("NYSE") trading days after the Expiration Date, the Letter of Transmittal (or a facsimile thereof) together with the certificates for all physically tendered MFS 2004 Notes or a timely confirmation of a book-entry transfer (a "Book-Entry Confirmation"), as the case may be, and any other documents required by this Letter of Transmittal will be delivered by the Eligible Institution with the Exchange Agent, and (iii) such properly executed Letter of Transmittal (or facsimile thereof) as well as the certificates for all physically tendered MFS 2004 Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter of Transmittal, are received by the Exchange Agent within two NYSE trading days after the Expiration Date.

Because all WorldCom 2004 Notes will be delivered only in book-entry form through DTC, the appropriate DTC participant name and number (along with any other required account information) to permit such delivery must be provided in the Account Information Table. Failure to do so will render a tender of MFS 2004 Notes defective, and the Company will have the right, which it may waive, to reject such tender. Holders who anticipate tendering by a method other than through DTC are urged to promptly contact a bank, broker or other intermediary (that has the facility to hold securities custodially through DTC) to arrange for receipt of any WorldCom 2004 Notes delivered pursuant to the Exchange Offer and to obtain the information necessary to complete the Account Information Table.

THE METHOD OF DELIVERY OF MFS 2004 NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE, PROPERLY INSURED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO AND RECEIPT BY THE EXCHANGE AGENT ON OR BEFORE THE EXPIRATION DATE. DO NOT SEND THE LETTER OF TRANSMITTAL OR ANY MFS 2004 NOTES TO ANYONE OTHER THAN THE EXCHANGE AGENT. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR SUCH HOLDERS.

All tendering Holders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their tender, except as expressly provided in the Prospectus.

3. INADEQUATE SPACE. If the space provided in the Description Table is inadequate, the numbers and principal amounts at stated maturity of the MFS 2004 Notes tendered should be listed on a separate signed schedule and attached hereto.

4. PARTIAL TENDERS AND CONSENTS. Tenders of MFS 2004 Notes will be accepted only in integral multiples of $1,000. The aggregate principal amount at stated maturity of all MFS 2004 Notes delivered to the Exchange Agent will be deemed to have been tendered and a Consent given with respect thereto unless otherwise indicated in the Description Table. Book-entry transfers to the Exchange Agent should be made in the exact principal amount at stated maturity of MFS 2004 Notes tendered and in respect of which a Consent is given. With respect to a tender of MFS 2004 Notes held in physical form, if the tender is made with respect to less than the entire principal amount at stated maturity of the MFS 2004 Notes delivered herewith, enter the principal amount at stated maturity (in integral multiples of $1,000) of the MFS 2004 Notes that are to be tendered and in respect of which a Consent is given in the column in the Description Table entitled "Principal Amount at stated maturity Tendered and in Respect of Which Consent is Given" In such case, a new MFS 2004 Note for the principal amount at stated maturity of the untendered MFS 2004 Notes will be issued.

5. SIGNATURES ON LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENTS. IF THIS LETTER OF TRANSMITTAL IS SIGNED BY A PERSON OTHER THAN THE RECORD HOLDER, A CONSENT IN THE FORM PROVIDED IN THIS LETTER OF TRANSMITTAL MUST BE OBTAINED FROM THE RECORD HOLDER WITH THE SIGNATURE GUARANTEED BY AN ELIGIBLE INSTITUTION.

If this Letter of Transmittal is signed by the record Holder(s) of the MFS 2004 Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the MFS 2004 Notes or on a security position listing with respect thereto without any alteration, enlargement or change whatsoever. If any of the tendered MFS 2004 Notes are held by two or more record Holders, all such persons must sign this Letter of Transmittal. If any of the tendered MFS 2004 Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal and any necessary accompanying documents as there are different registrations.

If this Letter of Transmittal is signed by the record Holder(s) of the MFS 2004 Notes tendered and if any MFS 2004 Notes not tendered or not exchanged are to be returned to the undersigned, then no endorsements of MFS 2004 Notes or separate bond powers or other instruments of transfer are required to effect a valid tender. If the Letter of Transmittal is signed by someone other than the record Holder or if any MFS 2004 Notes not tendered or not exchanged are to be returned to someone other than the undersigned, then endorsement of the MFS 2004 Notes or separate bond powers or other instruments of transfer (signed exactly as the name of the registered owner appears on the certificates), will be required to effect a valid tender. Signatures on any such MFS 2004 Notes or bond powers must be guaranteed by an Eligible Institution. See Instruction 1.

If this Letter of Transmittal, any Consent or any MFS 2004 Notes or bond powers or other instruments of transfer are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person(s) acting in a fiduciary or representative capacity, such person(s) should so indicate when signing, unless waived by the Company, and must submit proper evidence satisfactory to the Company of their authority so to act.

6. TRANSFER TAXES. The Company will pay or cause to be paid security transfer taxes, if any, with respect to the sale and transfer of any MFS 2004 Notes to it pursuant to the Exchange Offer. If, however, payment of the appropriate Consent Payment or other cash payment, if any, is made to, or WorldCom 2004 Notes and/or substitute MFS 2004 Notes for amounts not tendered or not exchanged are to be delivered to, or are to be registered in the name of, any person other than the Holder of MFS 2004 Notes tendered, or if tendered MFS 2004 Notes are registered in the name of any person other than the person signing the Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer or sale of MFS 2004 Notes to the Company pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) shall be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the appropriate Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder and/or withheld from any payments due with respect to the MFS 2004 Notes tendered by such Holder.

7. SPECIAL ISSUANCE AND PAYMENT AND DELIVERY INSTRUCTIONS. If MFS 2004 Notes representing the aggregate principal amount at stated maturity of MFS 2004 Notes not tendered or not exchanged under the Exchange Offer and/or checks for the appropriate Consent Payment and other cash, if any, for any MFS 2004 Notes exchanged, are to be issued in the name of a person other than the undersigned, or if such MFS 2004 Notes and/or checks are to be sent to someone other than the undersigned or to the undersigned at a different address than that appearing below the signature of the undersigned in the signature box above, the boxes entitled "Special Issuance and Payment Instructions" and "Special Delivery Instructions" in this Letter of Transmittal must be completed as appropriate. Regardless of any information appearing in "Special Issuance and Payment Instructions" or "Special Delivery Instructions," all WorldCom 2004 Notes will be delivered only in book-entry form through DTC and only to the DTC account of the undersigned or the undersigned's custodian.

8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or additional copies of the Prospectus, this Letter of Transmittal or the Notice of Guaranteed Delivery should be directed to the Information Agent at the address and telephone number set forth on the back cover page hereof and on the back cover page of the Prospectus.

9. SUBSTITUTE FORM W-9. Each Holder tendering MFS 2004 Notes (or other payee) is required to provide the Exchange Agent with the Holder's correct taxpayer identification number ("TIN"), generally the Holder's Social Security or federal Employer Identification Number, and with certain other information, on Substitute Form W-9, which is provided herein, or, alternatively, to establish another basis for exemption from backup withholding. Foreign individuals claiming an exemption from these backup withholding and reporting requirements must submit a statement signed under penalty of perjury attesting as to that status. Forms for such statement can be obtained from the Information Agent. Additionally, a Holder must cross out item (2) in the Certification box on Substitute Form W-9 if the Holder is subject to backup withholding. Failure to provide the information on the form may subject the Holder to a $50 penalty imposed by the Internal Revenue Service and 31% federal income tax backup withholding on the payments made to the Holder or other payee with respect to the WorldCom 2004 Notes and payments received pursuant to the Exchange Offer and related Consent Solicitation. If the Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such Holder shall write "Applied For" in the space provided in Part I of the form.
If the Exchange Agent
is not provided with a TIN within 60 days thereafter, the Exchange Agent will withhold 31% on all such WorldCom 2004 Notes and payments until a TIN is provided to the Exchange Agent. See the Prospectus under the heading "Certain U.
S. Federal Income Tax Considerations."

10. DETERMINATION OF VALIDITY. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance and withdrawal of any tender of MFS 2004 Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or not to be properly tendered or the acceptance of which, or exchange for which, would, in the opinion of counsel to the Company, be unlawful. The Company also reserves the right, in its sole discretion, to waive any defects, irregularities or conditions of tenders in any tender of MFS 2004 Notes of any particular holder whether or not similar defects, irregularities or conditions are waived in the case of other holders.

The Company's interpretation of the terms and conditions of the Exchange Offer and the related Consent Solicitation (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of MFS 2004 Notes will be deemed to have been validly made until all defects or irregularities with respect to such tender have been cured or waived. Although the Company intends to notify holders of defects or irregularities with respect to tenders of MFS 2004 Notes, neither the Company, any employees, agents, affiliates or assigns of the Company, the Exchange Agent, nor any other person shall be under any duty to give such notification or incur any liability for failure to give any such notification.

IMPORTANT: THIS LETTER OF TRANSMITTAL TOGETHER WITH THE MFS 2004 NOTES TENDERED AND ANY OTHER DOCUMENTS REQUIRED BY THIS LETTER OF TRANSMITTAL MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO 11:59 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PAYER'S NAME:  HARRIS TRUST & SAVINGS BANK
                                                         Social Security Number
SUBSTITUTE
FORM W-9                     Part I -- PLEASE PROVIDE              or
                                   YOUR TAXPAYER
                             IDENTIFICATION NUMBER IN   Employer Identification
                             THE BOX AT THE RIGHT AND            Number
                              CERTIFY BY SIGNING AND
                                   DATING BELOW

                                                        -----------------------
Department of the Treasury                               (If awaiting TIN write
Internal Revenue Service                                     "Applied For")


Payer's Request for          Part II -- For Payees exempt from backup
 Taxpayer                    withholding, see Instruction 9 above and the
Identification Number        "Instructions for Certification of Taxpayer
 (TIN) and Certifications    Identification Number on Substitute Form W-9"
                             enclosed herewith and complete as Instructed therein.




Certifications -- Under penalties of perjury, I certify that:

(1)   The number shown on this form is my correct Taxpayer Identification
      Number (or a Taxpayer Identification Number has not been issued to me and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration office or (b) I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payer, 31% of all reportable payments made to me thereafter will be withheld until I provide a number to the payer and that, if I do not provide my Taxpayer Identification Number within sixty (60) days, such retained amounts shall be remitted to the Internal Revenue Service ("IRS") as backup withholding.

(2) I am not subject to backup withholding either because I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding.




Certification Instruction -- You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to withholding you received another notification form the IRS that you are no longer subject to backup withholding, do not cross out Item (2).



Name
    ___________________________________________________________________________
                                    (Please Print)

Address________________________________________________________________________

  _____________________________________________________________________________
                                  (Include Zip Code)

Signature________________________________________________Date__________________


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER AND RELATED CONSENT SOLICITATION. PLEASE REVIEW INSTRUCTION 9 AND THE "INSTRUCTIONS FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

         Any questions concerning the terms of the Exchange Offers and Consent Solicitations may be directed to the Joint Dealer Managers,


                              Salomon Brothers Inc
                            Seven World Trade Center
                            New York, New York 10006
                     Telephone:  (800) 558-3745 (toll free)
                   Telephone:  (212) 783-3738 (call collect)
                     Attention:  Liability Management Group

                                      and

                              Goldman, Sachs & Co.
                                85 Broad Street
                           New York, New York  10004
                     Telephone:  (800) 828-3182 (toll free)
                   Telephone:  (212) 902-8200 (call collect)
                     Attention:  Liability Management Group


 Any questions concerning the completion of this form, or tender procedures or requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Information Agent for the Exchange Offer and Related
                             Consent Solicitation,


                            MacKenzie Partners, Inc.
                                156 Fifth Avenue
                           New York, New York  10010
                     Telephone:  (800) 322-2885 (toll free)
                   Telephone:  (212) 929-5500 (call collect)



                  MFS 2004 Notes tendered, together with this Letter of Transmittal and any other required documents, must be delivered to the Exchange Agent at its address set forth on the front page hereof.